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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in this Amendment No. 4 to the Registration Statement on Form S-1 of our report dated May 10, 2002, relating to the consolidated financial statements of Tyco Capital Holding, Inc., which report appears in this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP



New York, New York
June 28, 2002